                      [DEL GLOBAL TECHNOLOGIES LETTERHEAD]



                              FOR IMMEDIATE RELEASE

             DEL GLOBAL TECHNOLOGIES ACCEPTS DIRECTOR'S RESIGNATION

              COMPANY TO ANNOUNCE FISCAL 2002 FINANCIAL RESULTS ON
                          FRIDAY NOVEMBER 15, 2002
            AND CONDUCT CONFERENCE CALL ON MONDAY, NOVEMBER 18, 2002

VALHALLA, NY - November 13, 2002 - Del Global Technologies Corp. (DGTC) ("Del" or "the Company") today announced that the Company's Board of Directors has accepted the resignation of one of its outside directors, Roger Winston, Chairman of the Board of Directors.

Mr. Winston joined Del's Board of Directors in February 1999 and was named Chairman of the Board of Directors in February 2001, following the resignation of Del's former Chairman and Chief Executive Officer. With the departure of Mr. Winston, Del's Board stands at three members.

Samuel E. Park, Del's President and Chief Executive Officer, commented, "Roger has been instrumental in assisting Del's new management team in addressing the numerous financial, legal and operating issues we inherited from prior management when we joined the Company. The progress that Del has made in curing several of these issues is, I believe, a testament to his support and commitment during this period of correction. We thank Roger for his many years of productive service as a Director and Chairman of the Board."

Mr. Park noted that the Company is undertaking a search to enhance the Board's capabilities in the long term while addressing the more immediate requirements associated with applying for a re-listing on a national exchange.

Del Global Technologies                                                  Page 2
November 13, 2002

Fiscal 2002 Financial Results and Conference Call

Del plans to announce operating results for its Fiscal year ended August 3, 2002 after the close of the stock market on Friday, November 15, 2002. Samuel E. Park and Thomas V. Gilboy will host a conference call the following Monday at 11:00 A.M. Eastern Standard Time to discuss the news release.

The telephone number to join this conference call is (973) 582-2866. A taped replay of the call will be available through 5:00 P.M. Eastern Standard Time, November 19, 2002. Please dial (973) 341-3080 and enter the number
3600177. In addition, the conference call will be broadcast live over the Internet via the Webcast section of Del's web site at WWW.DELGLOBALTECH.COM. To listen to the live call on the Internet, go to the web site at least 15 minutes early to register, download and install any necessary audio software. If you are unable to participate in the live call, the conference call will be archived and can be accessed on the Company's website for approximately five business days.

Del Global Technologies Corp. is primarily engaged in the design, manufacture and marketing of cost-effective medical imaging and diagnostic systems consisting of stationary and portable x-ray systems, radiographic/fluoroscopic systems, dental imaging systems and proprietary high-voltage power conversion subsystems for medical and other critical industrial applications. Industrial applications for which Del supplies power subsystems include airport explosives detection, analytical instrumentation, semiconductor capital equipment and energy exploration.

Statements about future results made in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict including, but not limited to, the ability of the Company to implement its business plan, management changes, changing industry and competitive conditions, obtaining anticipated operating efficiencies, securing necessary capital facilities, favorable determinations in various legal and regulatory matters and favorable general economic conditions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's filings with the Securities and Exchange Commission.


CONTACT:                                       INVESTOR RELATIONS:
Del Global Technologies Corp.                  The Equity Group Inc.
Samuel E. Park, President & Chief              Devin Sullivan (212) 836-9608
  Executive Officer                            Adam Prior     (212) 836-9606
Thomas V. Gilboy, Chief
  Financial Officer
(914) 686-3600